                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                       International Smart Sourcing, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                       INTERNATIONAL SMART SOURCING, INC.
                      (FORMERLY CHINAB2BSOURCING.COM, INC.)
                              320 BROAD HOLLOW ROAD
                           FARMINGDALE, NEW YORK 11735

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 18, 2003


NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders (the "Annual Meeting") of International Smart Sourcing, Inc. (Formerly ChinaB2Bsourcing.com, Inc.) (the "Company") will be held on June 18, 2003 at 9:00 a.m. New York time at Koerner Silberberg & Weiner LLP 112 Madison Avenue, 3rd Floor, New York, New York, for the following purposes:

1. To elect five directors of the Company to serve until the 2004 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

2. To consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

The Board of Directors has fixed the close of business on May 5, 2003 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Only stockholders of record of the Common Stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

You are requested to fill in and sign the enclosed form of proxy, which is being solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                              By Order of the Board of Directors

                                              Harry Goodman
                                              Secretary
Farmingdale, New York
April 25, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                       INTERNATIONAL SMART SOURCING, INC.
                      (FORMERLY CHINAB2BSOURCING.COM, INC.)
                              320 BROAD HOLLOW ROAD
                           FARMINGDALE, NEW YORK 11735

                                 PROXY STATEMENT

                     FOR 2003 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 18, 2003



April 25, 2002

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of International Smart Sourcing, Inc. (Formerly ChinaB2Bsourcing.com, Inc.) (the "Company") for use at the 2003 Annual Meeting of Stockholders of the Company to be held on June 18 , 2003, and at any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked to vote upon the election of five directors of the Company, and to act upon any other matters properly brought before them.

This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about May 9, 2003. The Board of Directors has fixed the close of business on May 5, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, par value $.001 per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them.

The presence, in person or by proxy, of holders of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Both abstentions and broker non-votes (as defined below) will be counted as present in determining the presence of a quorum. A plurality of votes cast shall be sufficient for the election of directors. Abstentions and broker non-votes will be disregarded in determining the "votes cast" for purposes of electing directors and will not affect the election of the candidates receiving a plurality of votes. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

Stockholders of the Company are requested to complete, sign, date, and promptly return the accompanying Proxy Card in the enclosed, postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the nominees for director of the Company named in this Proxy Statement. It is not anticipated that any matters other than the election of directors will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

A stockholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above; by filing a duly executed proxy bearing a later date; or by appearing in person and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not such stockholder has previously given a proxy, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

The Company's 2002 Annual Report, including audited financial statements for the fiscal year ended December 27, 2002 ("Fiscal 2002"), is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation materials.


                        PROPOSAL 1: ELECTION OF DIRECTORS
                        ---------------------------------

The Board of Directors of the Company currently consists of five members. At the Annual Meeting, five directors will be elected to serve until the 2004 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The Board of Directors has nominated Andrew Franzone, David Kassel, Harry Goodman, Carl Seldin Koerner and Mitchell Solomon (each a "Nominee") to serve as directors. Each of the Nominees is currently serving as a director of the Company. The Board of Directors anticipates that each of the Nominees will serve, if elected, as a director. However, if any Nominee is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend. The Board of Directors will consider a Nominee for election to the Board of Directors recommended by a stockholder of record if the stockholder submits the nomination in compliance with the requirements of the Company's By-laws (the "By-laws"). See "Other Matters-Stockholder Proposals" for a summary of these requirements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

INFORMATION REGARDING THE DIRECTORS/NOMINEES

The names, ages, and a description of the business experience, principal occupation and past employment during the last five years of each of the Nominees are set forth below.

    Name                           Age    Position
    ----                           ---    --------
    David L. Kassel (2)            67     Chairman of the Board of Directors
                                            and Chief Executive Officer
    Andrew Franzone                65     President of EHC, Director
    Harry Goodman                  76     Vice President and Secretary, Director
    Carl Seldin Koerner (1)(2)     53     Director
    Mitchell Solomon (1)(2)        43     Director

        (1) Member of the Audit Committee.
        (2) Member of the Compensation Committee.

David L. Kassel founded Electronic Hardware Corp., a wholly owned subsidiary of the Company ("EHC") in 1970. Mr. Kassel has served as Chairman of EHC since 1975 and President of Compact Disc Packaging Corp., a wholly owned subsidiary of the Company ("CDP") since 1995. In 2002, Mr. Kassel became the Chief Executive Officer of the Company. From 1983 until 1995, he was Chairman of the Board of Directors of American Safety Closure Corp., a company engaged in the manufacturing of bottle caps. Mr. Kassel has been the Chairman and principal stockholder of Allen Field Company, Inc. ("AFC") since 1984. Mr. Kassel has been the Chairman of Memory Protection Devices, Inc., a company engaged in the manufacturing of devices for the protection of computer memory, since 1987. Mr. Kassel has been a partner in K&G Realty Associates, a privately held real estate company, since 1978.

Andrew Franzone is currently President of EHC. Mr. Franzone also served as President and Chief Executive Officer of the Company from 1987 through May 2001. Mr. Franzone served as President of AFC from 1984 until 2001. Mr. Franzone served as Chairman of the Board of Directors and President of Ackerman Bodnar Corp., a manufacturer of interior aircraft lighting, from 1974 through 1983.

Harry Goodman served as Vice President of EHC since 1986. Mr. Goodman served as President of EHC from 1976 to 1986 and began working as an officer of EHC in 1970. Mr. Goodman has been a partner at K&G Realty Associates since 1978. Mr. Goodman has served as an officer of AFC since 1984. Mr. Goodman has served as an officer of Memory Protection Devices, Inc. since 1987.

Carl Seldin Koerner joined the Company in 1998 as a director. Mr. Koerner has been a practicing attorney since 1976 and is a managing partner in the law firm of Koerner Silberberg & Weiner, LLP. Mr. Koerner established Koerner Silberberg & Weiner, LLP, in 1986 and has served as counsel to the Company since 1976. Mr. Koerner has served as a principal of Koerner Kronenfeld Partners, LLC, a production company, since 1996 and has served on the board of directors of ASI Solutions Incorporated (NASDAQ: ASIS), a human resources outsourcing firm from 1997 until 2001 when it merged with AON.

Mitchell Solomon joined the Company in 1998 as a director. Mr. Solomon has served as President and director of Eby Electro Inc., a privately held corporation, since 1993 and serves as President and director of Aspro Technology Inc. and ECAM Technology Inc., both privately held corporations.

BOARD COMMITTEES

The Board of Directors of the Company has established a compensation committee (the "Compensation Committee") and an audit committee (the "Audit Committee"). The Compensation Committee, which consists of David L. Kassel and two non-employee directors, Carl Seldin Koerner and Mitchell Solomon, determines the salaries and bonuses of the Company's executive officers. The Compensation Committee also administers the Company's 1998 Stock Option and Grant Plan. Mr. Koerner and Mr. Solomon also serve as members of the Audit Committee. The Audit Committee recommends the appointment of auditors and oversees the accounting and audit functions of the Company.

MEETINGS OF THE BOARD

During Fiscal 2002, the Board of Directors met 5 times. During Fiscal 2002, each director, attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which such director served on the Board of Directors) and (ii) the total number of meetings of all committees of the Board of Directors on which such director served (during the periods for which such director served on such committee or committees).

COMPENSATION OF DIRECTORS

Directors of the Company who are also employees receive no additional compensation for their service as directors. Non employee Directors of the Company receive a fee of $ 300 a month for serving on the Board of Directors and reimbursement of reasonable expenses incurred in attending meetings.

INFORMATION REGARDING EXECUTIVE OFFICERS

The names, ages and positions of each of the executive officers of the Company, as well as a description of their business experience and past employment, are as set forth below:

     Name                  Age     Position
     ----                  ---     --------
     David L. Kassel       67      Chairman of the Board of Directors and Chief
                                      Executive Officer
     David Hale            57      President and Chief Operating Officer
     Andrew Franzone       65      President of EHC, Director
     Harry Goodman         76      Vice President and Secretary, Director
     Arthur Myers          49      Chief Financial Officer

For biographical information regarding Messrs. Franzone, Kassel, and Goodman, see "Information Regarding the Directors/Nominees."

David Hale commenced his position as President and Chief Operating Officer in April 2002. Mr. Hale commenced employment at the Company in October 1999 as Director of Operations and became Chief Operating Officer in May 2001. Prior to his employment at the Company, Hale was a two star major general in the United States Army serving as the senior U.S. officer in NATO's Allied Land Forces, Southeastern Europe command. Hale also served as deputy inspector general at the Pentagon until his retirement in 1998. Hale was the recipient of a Purple Heart and a Silver Star in Vietnam. Subsequent to his retirement, in 1999 General Hale entered a plea of guilty to seven counts of "conduct unbecoming an officer and a gentleman" and one count of making a false official statement for which he received a reprimand and a $22,000 fine.

Arthur Myers commenced his position as Chief Financial Officer of the Company in May 2001 and commenced employment at the Company in January 2001 as Vice President of Finance. Prior to his employment at the Company, Myers served as Vice President of Finance for Orion Telecommunications Corp from 1999 to 2001. Myers also served as Vice President of Finance and Administration and Treasurer for Quintel Communications, Inc. & Subsidiaries from 1997 to 1999 and served as Comptroller for Sam Ash Music Corp. from 1995 to 1997.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors of the Company serves as the representative of the Board for general oversight of the Company's financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations and the Company's Standards of Business Conduct. The Company's management has primary responsibility for preparing the Company's financial statements. The Audit Committee met a total of five times during the fiscal year ended December 27, 2002.

In this regard, the Audit Committee hereby reports as follows:

         1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

         2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380).

         3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountants the independent accountants' independence.

         4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of the Company, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 27, 2002, for filing with the Securities and Exchange Commission.

Each of the members of the Audit Committee is independent as defined under the listing standards of the National Association of Securities Dealers.

                                                  Audit Committee



                                                  CARL SELDIN KOERNER
                                                  MITCHELL SOLOMON


AUDIT FIRM FEE SUMMARY

During Fiscal 2002, the Company retained Grassi & Co., CPAs, P.C. (a successor of Feldman Sherb & Co., P.C. through merger) to provide services in the following categories and amounts:

AUDIT FEES

Grassi & Co., CPAs, P.C. billed the Company an aggregate of approximately $68,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and financial statements included in each of the Company's Quarterly Reports on Form 10-QSB during the fiscal year ended December 27, 2002.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

The Company did not engage Grassi & Co., CPAs, P.C. for professional services relating to financial information systems design and implementation for the fiscal year ended December 27 2002.

ALL OTHER FEES

The Company did not engage Grassi & Co., CPAs, P.C. for professional services related to tax compliance and consulting services for the fiscal year ended December 27, 2002.

EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth cash compensation paid or accrued during the indicated periods to the Company's Chief Executive Officer and the Company's other executive officers whose total salary and bonus exceeded $100,000 during Fiscal 2002 (collectively, the "Named Executive Officers"). No other officers received compensation in excess of $ 100,000 in 2002.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                             COMPENSATION
                                               ANNUAL COMPENSATION              AWARDS
                                       -------------------------------------   ----------
                                        FISCAL        SALARY        BONUS        NUMBER      ALL OTHER
                                         YEAR       IN DOLLARS    IN DOLLARS   OF OPTIONS   COMPENSATION
                                       ---------   ------------   ----------   ----------   ------------
David Kassel .......................     2002        115,707                     114,000        50,000
  Chairman of the Board                  2001        104,104          --           --            7,800
    and Chief Executive Officer          2000         50,322(1)       --           --            7,800

Andrew Franzone ....................     2002        138,834                     114,000        16,800
   President of EHC                      2001        138,329          --           --            7,800
                                         2000        138,909          --           --            7,800

Harry Goodman ......................     2002         30,150                      19,000        35,300
   Executive Vice President              2001        104,776          --           --            7,800
    and Secretary                        2000         50,190(1)       --           --            7,800

David Hale...........................    2002         88,074          --          57,000        13,150
 Chief Operating Officer

Arthur Myers .......................     2002        122,630                      57,000         8,500
   Chief Financial Officer               2001        109,071          --           2,500           --

       (1) These Officers agreed to accept the amounts indicated as payment in full for the fiscal year 2002 and agreed to waive any contrary provisions in their respective employment agreements.

OPTION GRANTS. The following table sets forth the option grants made during Fiscal 2002 to the Named Executive Officers.


                          OPTION GRANTS IN FISCAL 2002

                                                   INDIVIDUAL GRANTS
                               --------------------------------------------------------
                                 NUMBER        PERCENTAGE
                                   OF           OF TOTAL
                               SECURITIES       OPTIONS        EXERCISE
                               UNDERLYING       GRANTED      OR BASE PRICE
                                 OPTIONS     TO EMPLOYEES      (DOLLARS        DATE
                               GRANTED (1)   IN FISCAL YEAR    PER SHARE)    EXPIRATION
                               -----------   --------------   ------------   ----------
David Kassel ..............      114,000          22%           2.15          12/31/06
Andrew Franzone ...........      114,000          22%           2.15          12/31/06
Harry Goodman .............       19,000           4%           2.15          12/31/06
Carl S. Koerner ...........       25,000           5%           2.15          12/31/06
Mitchell Solomon ..........       25,000           5%           2.15          12/31/06
Arthur Myers ..............       57,000          11%           2.15          12/31/06
David Hale ................       57,000          11%           2.15          12/31/06

(1) These options are fully exercisable after two years from the date of the grant.

YEAR-END OPTION HOLDINGS. The following table sets forth the value of options held at the end of Fiscal 2002 by the Named Executive Officers. None of the Named Executive Officers exercised any options during Fiscal 2002.

                       FISCAL 2002 YEAR-END OPTION VALUES
                                NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                           UNDERLYING UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS
                                AT FISCAL YEAR-END                 AT FISCAL YEAR-END
                           ------------------------------    -------------------------------
                             EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE (1)
                           ------------------------------    -------------------------------
David Kassel .........                0/  114,000                            $524,400
Andrew Franzone ......                0/  114,000                            $524,000
Harry Goodman ........                0/  19,000                             $138,000
Mitchell Solomon .....                0/  30,000                        $0/  $138,000
Carl S. Koerner ......           15,000/  30,000                   $69,000/  $138,000
Arthur Myers .........                0/  59,500                        $0/  $273,700
David Hale ...........                0/  62,000                        $0/  $285,200

         (1) Based on $4.60 per share, the price of the last reported trade of the Common Stock on the Nasdaq Bulletin Board Market on December 27, 2002.

EMPLOYMENT AGREEMENTS

The Company entered into executive employment agreements as of March 15, 1998 with Andrew Franzone, David Kassel and Harry Goodman each an "Executive". The term of each of the employment agreements ends March 2, 2008 (the "Term"). The annual base salaries of Messrs. Franzone, Kassel and Goodman under their employment agreements are $125,000, $100,000 and $100,000, respectively, with annual salary adjustments equal to the greater of 5% or the increase in the Consumer Price Index. Each Executive is entitled to fringe benefits and an annual bonus to be determined by the Compensation Committee of the Board of Directors. Each Executive can be terminated for cause (as defined in the employment agreements) with all future compensation ceasing. If the Executive dies during the Term or is unable to competently and continuously perform the duties assigned to him because of ill health or other disability (as defined in the employment agreements), the Executive or the Executive's estate or beneficiaries shall be entitled to full compensation for three years following the date thereof. If the executive is terminated without cause, the executive shall be entitled to full compensation for the remainder of the Term. If the Executive resigns, his compensation ceases as of the date of his resignation. During the period of employment and for two years thereafter the Executives are prohibited from competing with the Company; provided, however, that the Executives may provide services to other noncompeting business. In order for a restrictive covenant to be enforceable under applicable state law, the covenant must be limited in terms of scope and duration. While the Company believes that the covenants in the employment contracts are enforceable, there can be no assurance that a court will declare them enforceable under particular circumstances.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                 ----------------------------------------------

INTEREST OF COUNSEL

Koerner Silberberg & Weiner, LLP has been general counsel to the Company since 1986. The Company believes that the fees paid to Koerner Silberberg & Weiner, LLP are comparable to those fees that would have been paid to an unrelated third party law firm.

LEASES

EHC leases its facility in Farmingdale, New York from K&G Realty Associates ("K&G"), a partnership owned by David L. Kassel and Harry Goodman, both officers and directors of the Company. The lease agreement has been extended until December 31, 2005. The annual rent is currently $186,615, with increases equal to the greater of the increase in the Consumer Price Index or 5%. Pursuant to a rider of the lease agreement dated as of March 1, 1998, EHC shall pay as an additional rent, any and all real property taxes for the demised premises in excess of $ 26,000 per annum. In 2002, the taxes were approximately $37,810. The mortgage agreement between Long Island Commercial Bank and K&G dated November 28, 1995, is a 15 year self liquidating adjustable mortgage currently bearing
9.5 % interest in the original principal amount of $ 610,000, which as of December 27, 2002 is approximately $442,042. The mortgage is guaranteed by EHC. By agreement dated November 28, 1995, K&G has assigned all rents due from EHC to the Long Island Commercial Bank. The Company believes that the terms and consideration of this lease are no less favorable to the Company than a lease from a third party.

OFFICER LOANS

Messrs. Kassel, Goodman and Franzone advanced or arranged for the advance of funds to the Company for working capital. The loans advanced by Mr. Kassel are represented by the following three notes (i) a demand negotiable promissory note, dated May 31, 2000, from the Company, in favor of David Kassel for the principal amount of $50,000, bearing interest at 10% per annum, (ii) a demand negotiable promissory note dated August 17, 2000 from the Company, in favor of David Kassel for the principal amount of $50,000, bearing interest at 10% per annum and (iii) a demand negotiable promissory note dated August 26, 2002 from the Company, in favor of David Kassel for the principal amount of $50,000, bearing interest at 10% per annum.

The loans advanced by Mr. Goodman are represented by the following three notes
(i) a demand negotiable promissory note, dated May 31, 2000, from the Company, in favor of Mr. Goodman for the principal amount of $50,000, bearing interest at 10% per annum, (ii) a demand negotiable promissory note dated August 10, 2000, from the Company, in favor of Harry Goodman for the principal amount of $50,000, bearing interest at 10% per annum and (iii) a demand negotiable promissory note, dated July 2, 2002, from the Company, in favor of Mr. Goodman for the principal amount of $50,000, bearing interest at 10% per annum.

The loan advanced by Mr. Franzone is represented by the following note (i) a demand negotiable promissory note, dated July 2, 2002, from the Company, in favor of Mr. Franzone for the principal of $50,000, bearing interest at 10% per annum.

AFFILIATED TRANSACTIONS

EHC and AFC have entered into an engineering consulting and services agreement on a fee for service basis. Under such agreement, (a) EHC will have the exclusive right to manufacture or contract for the manufacturing of certain AFC products on a time and materials basis and (b) EHC will not develop products in the following lines other than for AFC: (i) point of sale display items; and
(ii) cabinet and furniture plastic hardware. The Company believes the terms and consideration of this agreement are no less favorable to the Company than agreements with similar unrelated third party companies. The President of AFC, Andrew Franzone Jr., is the son of the President of EHC. AFC is owned by three officer/stockholders of the Company.

The Company recorded sales during the years ended December 27, 2002 and December 28, 2001 of $292,000 and $682,000, respectively to AFC. Gross Profit on such sales was approximately $79,500 and $257,000 for the years ended December 28, 2002 and December 29, 2001, respectively. Accounts receivable from AFC were $26,344 at December 27, 2002. On or about September 1, 1999 the Company converted the outstanding accounts receivable ($253,150) from AFC into a term loan with payments of $5,132.97 per month including principal and interest for 5 years starting January 1, 2000. The balance of the note receivable on December 27, 2002 was $0.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                      ------------------------------------
                            CERTAIN BENEFICIAL OWNERS
                            -------------------------

The following table sets forth as of December 27, 2002 (except as otherwise indicated) certain information regarding the beneficial ownership of Common Stock by (i) each person or "group" (as that term is defined in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each executive officer of the Company, (iii) each director and Nominee and (iv) all directors and executive officers as a group (10 persons). Except as otherwise indicated, the Company believes, based on information furnished by such persons, that each person listed below has sole voting and investment power over the shares of Common Stock shown as beneficially owned, subject, to community property laws, where applicable.

                                                   NUMBER OF SHARES            PERCENTAGE
                                                  BENEFICIALLY OWNED        OF COMMON STOCK
          NAME OF BENEFICIAL OWNER                       (1)                     OWNED
----------------------------------------------   ---------------------    ---------------------
David Kassel ...............................              840,000                   22.3
Andrew Franzone ............................              450,000 (1)               12.0
Harry Goodman ..............................              420,000 (1)               11.2
All directors and executives as a group ....            1,895,000                   50.4

         (1) Includes 100,000 shares owned by wife, of which beneficial ownership is disclaimed.

OTHER MATTERS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and Nasdaq. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports provided to the Company and written representations that no other reports were required during, or with respect to, Fiscal 2002, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners are in the process of being satisfied.

INDEPENDENT PUBLIC ACCOUNTANTS

The accounting firm of Grassi & Co., P.C. served as the Company's independent public accountants during Fiscal years 2001 and 2002. A representative of Grassi & Co., P.C. is expected to be present at the Annual Meeting, will be given an opportunity to make a statement if he desires and will be available to respond to appropriate questions.

EXPENSES OF SOLICITATION

The cost of solicitation of proxies will be borne by the Company. In an effort to have as large a representation at the Annual Meeting as possible, special solicitation of proxies may, in certain instances, be made personally or by telephone, telegraph or mail by one or more employees of the Company. The Company also may reimburse brokers, banks, nominees, and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy materials to their principals who are beneficial owners of Common Stock.

STOCKHOLDER PROPOSALS

Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the Company's 2004 Annual Meeting of Stockholders must be received by the Company at its principal executive office on or before January 12, 2004 to be eligible for inclusion in the proxy statement and form of proxy to be distributed by the Board of Directors in connection with such meeting.

Any stockholder proposals (including recommendations of nominees for election to the Board of Directors) intended to be presented at the Company's 2004 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the principal executive office of the Company no later than sixty (60) days prior to the date of such meeting, nor prior to ninety (90) days prior to the date of such meeting, together with all supporting documentation required by the By-laws; provided, however, that in the event that less than seventy (70) days' notice or prior public disclosure of the date of such meeting is given or made to stockholders, stockholder proposals must be received, together with all required supporting documentation, not later than the close of business on the tenth day following the date on which such notice or public disclosure of the date of the annual meeting is first made.

OTHER MATTERS

The Board of Directors does not know of any matters other than those described in this Proxy Statement, which will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 27, 2002 (INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO), WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 28, 2003, WILL BE PROVIDED WITHOUT CHARGE TO ANY PERSON TO WHOM THIS PROXY STATEMENT IS MAILED UPON THE WRITTEN REQUEST OF ANY SUCH PERSON TO DAVID HALE, PRESIDENT, INTERNATIONAL SMART SOURCING, INC., 320 BROAD HOLLOW ROAD, FARMINGDALE, NEW YORK 11735.

                       INTERNATIONAL SMART SOURCING, INC.
                              320 BROAD HOLLOW ROAD
                           FARMINGDALE, NEW YORK 11735



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David Hale and Andrew Franzone, and each of them, proxies with full power of substitution to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of International Smart Sourcing, Inc. (the "Company"), to be held at Koerner Silberberg & Weiner LLP, 112 Madison Avenue, 3rd Floor, New York, New York on June 18, 2003 at 9:00 a.m., New York time, and at any adjournments or postponements thereof, hereby granting full power and authority to act on behalf of the undersigned at said meeting and any adjournments or postponements thereof. The undersigned hereby revokes any proxy previously given in connection with such meeting and acknowledge receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and the 2002 Annual Report to Stockholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTION IS INDICATED WITH RESPECT TO THE PROPOSALS BELOW, THE UNDERSIGNED'S VOTES WILL BE CAST "FOR" EACH OF SUCH MATTERS. THE UNDERSIGNED'S VOTES WILL BE CAST IN ACCORDANCE WITH THE PROXIES' DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

1. Proposal to elect David Kassel, Andrew Franzone, Harry Goodman, Mitchell Solomon and Carl Seldin Koerner as Directors of the Company, each for a one year term to continue until the 2004 Annual Meeting of Stockholders and until the successor of each is duly elected and qualified.

                  [___] For All                      [___] Withheld from All

                  ___________________________________________

                  [___] Withheld as to the Nominee Noted Above

2. To consider and act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

Dated:______

                                           Signature: __________________________

                                                Name: __________________________

                         Signature (if held jointly): __________________________

                              Name (if held jointly): __________________________

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title of such.